UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  July 27, 2005

(Date of earliest event reported)

Specialty Laboratories, Inc.
(Exact name of registrant as specified in its charter)

California	001-16217	95-2961036
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

27027 Tourney Road, Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

(661) 799-6543
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                         Results of Operations and Financial Condition

 On July 27, 2005, the Company announced financial results for the second quarter ended June 30, 2005.  A copy of the press release issued by the Company on July 27, 2005 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                         Regulation FD Disclosure

On July 27, 2005, the Company issued a press release announcing financial results for the second quarter ended June 30, 2005. The press release is attached as Exhibit 99.1 to this report.

Limitation on Incorporation by Reference:  In accordance with General Instruction B.2 of Form 8-K, the information in this report is furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01                         Financial Statements and Exhibits

(c)	Exhibit.	The following document is filed as an exhibit to this report.

	99.1	Press Release dated July 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2005

SPECIALTY LABORATORIES, INC.

By:	/s/ Kevin W. Johnson
Kevin W. Johnson
Vice President, Finance

EXHIBIT INDEX

The following document is filed as an exhibit to this report:

Exhibits

99.1	Press Release dated July 27, 2005